Exhibit 99.2
LKQ CORPORATION
Quarterly Historical Segment EBITDA Margins
(unaudited)

	2019				2020				2021
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
North America as Previously Reported	13.6%	14.4%	12.8%	14.0%	16.4%	14.8%	17.6%	18.2%	19.9%	20.8%	17.3%	15.1%
Wholesale - North America	14.1%	14.9%	13.5%	14.2%	15.5%	14.9%	17.7%	17.6%	18.4%	19.6%	17.1%	15.2%
Self Service	8.6%	10.3%	6.3%	12.5%	22.6%	14.1%	16.7%	22.1%	27.9%	27.2%	18.4%	14.6%

LKQ CORPORATION
Quarterly Historical Metals Prices – Scrap Steel (1)
(unaudited)

(1) Average price is based on the sale price of scrap steel by LKQ Corporation

LKQ CORPORATION
Quarterly Historical Metals Prices – Precious Metals
(unaudited)

3